T. Rowe Price Equity Index 500 Fund

T. Rowe Price Equity Index 500 Portfolio

T. Rowe Price Extended Equity Market Index Fund

T. Rowe Price Total Equity Market Index Fund

T. Rowe Price Small-Cap Index Fund

T. Rowe Price Mid-Cap Index Fund

Supplement to Summary Prospectuses Dated May 1, 2020

The Board of Directors of each fund has approved a change to each fund’s diversification policy under the Investment Company Act of 1940. Under the revised policy, effective September 24, 2020, each fund will continue to seek to track its benchmark index even if the fund becomes nondiversified (as defined under the Investment Company Act of 1940) as a result of a change in relative market capitalization or index weighting of one or more constituents of the index. Shareholder approval will not be sought if the fund crosses from diversified to nondiversified status under such circumstances.

Accordingly, effective September 24, 2020, the following is added under the heading “Principal Investment Strategies”:

The fund intends to be diversified in approximately the same proportion as the index is diversified. The fund may become “nondiversified,” as defined under the Investment Company Act of 1940, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index.

Effective September 24, 2020, the following is added under the heading “Principal Risks”:

Nondiversification The fund may become nondiversified, and thus invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the fund’s performance may be adversely affected, the fund’s shares may experience greater price volatility; and the fund may be more susceptible to the risks associated with these particular issuers or to a single economic, political, or regulatory occurrence affecting these issuers.

The date of this supplement is August 17, 2020.

G20-041-S 8/17/20